EXHIBIT 10.16e

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
[**] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Execution Copy

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 30, 2020, is entered into among AUTOMOTIVE FINANCE CANADA INC. an Ontario corporation (the “Seller” and the initial “Servicer”), KAR AUCTION SERVICES, INC., a Delaware corporation (the “Performance Guarantor”), and BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, an Ontario trust (the “Trust”).
R E C I T A L S
A.    The Seller, the Servicer, the Performance Guarantor and the Trust are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of December 20, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 10.4 of the Agreement, the Seller, the Servicer, the Performance Guarantor and the Trust desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendments to Agreement. The Agreement is hereby amended as follows:
2.1.    The definition of “Net Spread” in Section 1.1 of the Agreement is hereby amended to add to following proviso to the end of such definition:
; provided that the “Net Spread” calculated for the April, May and June 2020 Collection Periods shall not include (a) any addition for recoveries and Collections of principal received in respect of Defaulted Receivables as otherwise provided in clause (x)(i) above and (b) any deduction for Defaulted Receivables as otherwise provided in clause (y)(ii) above.
2.2.    The definition of “Three-Month CDOR” in Section 1.1 of the Agreement is hereby amended to add the following sentence to the end of such definition:

Notwithstanding the foregoing, in no event shall Three-Month CDOR be less than [**]%.
2.3.    Clauses (o), (s), (bb) and (cc) of Section 6.1 of the Agreement are hereby amended to read as follows:
(o) (i) as of any Settlement Date, the arithmetic average of the Net Spread for the most recent three Collection Periods (disregarding the months of April, May and June of 2020) shall be [**]% or less or (ii) the Net Spread shall be less than [**]% for any of the April, May or June 2020 Collection Periods;
(s) the sum of all of the Seller's Indebtedness, net of any inter-company Indebtedness, exceeds $[**] million plus the aggregate unfulfilled Purchases at such time (provided that if GAAP is adjusted such that leases that were previously treated as operating leases are treated as debt, the parties shall negotiate in good faith to adjust this provision to reflect a level which takes into consideration such change);
(bb) (i) the average Payment Rate (x) for the three most recent Collection Periods ending April to November (disregarding April, May and June of 2020) is less than [**]%, or (y) for the three most recent Collection Periods ending December to March is less than [**]% or (ii) as of the last day of April, May or June of 2020, the Payment Rate is less than [**]%;
(cc) (i) at any time the Trust Share exceeds [**]%, and such condition shall continue unremedied for five days after any date any Servicer Report or Portfolio Certificate is required to be delivered or (ii) during the calendar months of April, May and June of 2020, the quotient of (x) the ‘NRPB’, plus the amount on deposit in the Cash Reserve Account, minus ‘I’, minus ‘DP’  divided by (y) the ‘NRPB’ (as each such abbreviation is defined in the definition of “Trust’s Share”) is less than [**]% and, in each case,  such condition shall continue unremedied for five days after any date any Servicer Report or Portfolio Certificate is required to be delivered;
3.    Representations and Warranties. The Seller, in its capacity as Seller and as Servicer, hereby represents and warrants to the Trust as follows:
(a)    Representations and Warranties. The representations and warranties in Section 4.1 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by the Seller of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are the Seller’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)    Trigger Event. No Trigger Event or any event with the giving of notice or the lapse of time, or both, that would constitute a Trigger Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Trust of each of the counterparts of this Amendment executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other document or instrument executed in connection with the Agreement) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law; provided that nothing herein shall require the Trust to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guarantee. By its execution of this Amendment, the Performance Guarantor consents to the amendments to the Agreement contained herein and reaffirms its obligations under Section 8.1 of the Agreement after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AUTOMOTIVE FINANCE CANADA INC., as Seller and initial Servicer

By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & CFO

KAR AUCTION SERVICES, INC., as Performance Guarantor
By: /s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: EVP & CFO

S-1	AFC Amendment No. 4 to Fourth A&R RPA

BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.
By: /s/ John Vidinovski
Name: John Vidinovski
Title: Managing Director
By: /s/ Kevin Brown
Name: Kevin Brown
Title: Director

S-2	AFC Amendment No. 4 to Fourth A&R RPA